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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             -----------------------

                                    FORM 8-K

                             -----------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 28, 2001

                           Covanta Energy Corporation
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-3122                     13-5549268
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(State or Other Jurisdiction      (Commission File             (IRS Employer
      of Incorporation)               Number)                Identification No.)


  40 Lane Road, Fairfield, New Jersey                              07004
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (973) 882-9000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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      ITEM 5. OTHER EVENTS.

      On September 28, 2001, Covanta Energy Corporation issued a press release, a copy of which is attached hereto as Exhibit A.

      ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements of business acquired: Not applicable.

(b)   Pro forma financial information: Not applicable.

(c)   Exhibit: Not applicable.


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                                   SIGNATURES

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: September 28, 2001

                                   COVANTA ENERGY CORPORATION


                                   By: /s/ Jeffrey R. Horowitz
                                       -----------------------
                                   Name: Jeffrey R. Horowitz
                                   Title:  Senior Vice President -
                                           Legal Affairs and Secretary





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                                                                    Exhibit A


                                                           [COVANTA ENERGY LOGO]

FOR IMMEDIATE RELEASE
---------------------


                 COVANTA ENERGY CORPORATION ANNOUNCES AMENDMENTS
                 TO REVOLVING CREDIT AND PARTICIPATION AGREEMENT


FAIRFIELD, NJ, SEPTEMBER 28, 2001 - Covanta Energy Corporation (NYSE: COV) announced today that it had amended its Revolving Credit and Participation Agreement with its lenders. The Company also said that, based on present business conditions, it remained comfortable with the previous earnings guidance it has provided to the investment community for 2001 - of $120 million of recurring base Earnings Before Interest and Taxes (EBIT). The Company's outlook for 2002 aggregates approximately $132 to $135 million of recurring base EBIT. In addition, the Company also noted that Standard & Poor's Corp. had recently rated Covanta as investment grade (BBB with stable outlook).

The amendments to the agreement include: adjustments to financial covenants to reflect changes in the schedule of payments for past energy sales to California utilities and the timing of the Company's remaining non-core asset sales; agreement not to make investments in newly identified independent power projects until maturity of the facility in May of 2002, consistent with the Company's previously disclosed plans regarding new investments; and requisite approval of at least 8 banks holding more than 60% of the aggregate revolving loan exposure held by the 32 banks in the bank group as a condition to the issuance of letters of credit the Company might be required to deliver were its credit rating reduced below investment grade.

As previously reported, California utilities Pacific Gas & Electric (PG&E) and Southern California Edison (SCE), a subsidiary of Edison International, as of June 30, 2001, owed the Company a combined total of $77.6 million in past due receivables. The Company has already established a reserve of $19.4 million against this amount. The California utilities have been paying Covanta in full for current energy sales since the spring. PG&E has made progress in its bankruptcy proceeding, where Covanta's accounts receivables have been afforded administrative status, to be paid in full with interest upon consummation of a plan for reorganization by the bankruptcy court. SCE has executed an agreement with the State of California that requires legislative approval in order to be in a position to pay past due receivables. Absent the approval of that


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COVANTA ANNOUNCES AMENDMENTS TO REVOLVING CREDIT FACILITY - CONTINUED          2


agreement, SCE may also enter bankruptcy. Covanta believes that at this time its reserve position on accounts receivable due from PG&E and SCE remains sufficient.

                             *         *         *

Covanta Energy Corporation is an internationally recognized designer, developer, owner and operator of power generation projects and provider of related infrastructure services. The Company's independent power business develops, structures, owns, operates and maintains projects that generate power for sale to utilities and industrial users worldwide. Its waste-to-energy facilities convert municipal solid waste into energy for numerous communities, predominantly in the United States. The Company also offers single-source design/build/operate capabilities for water and wastewater treatment infrastructures. Additional information about Covanta can be obtained via the Internet at www.covantaenergy.com, or through the Company's automated information system at 866-COVANTA (268-2682).

Certain statements included in this news release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements above include, but are not limited to, expected earnings and future financial performance. Although Covanta believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct. Factors that could cause Covanta's actual results to differ materially from those contemplated in the forward-looking statements above include, among others, the following:

      - Economic, capital market and other business conditions affecting power generation enterprises specifically and commerce generally including interest, inflation and exchange rates; weather conditions; creditworthiness of customers and suppliers, changes in fuel costs and supply; unscheduled outages; environmental incidents; electric transmission restraints and risks and uncertainties associated with the recently deregulated energy industry;

      - Trade, monetary, fiscal, taxation, energy regulation and environmental policies of governments, agencies and similar organizations in geographic areas where Covanta has a financial interest;

      - Financial or regulatory accounting principles or policies imposed by the Financial Accounting Standards Board, the Securities and Exchange Commission, the Federal Energy Regulatory Commission and similar entities with regulatory oversight, including without limitation the impact of newly adopted FASB 133 relating to accounting for derivatives which is effective beginning January 1, 2001. The impact of FASB 133 will vary between accounting periods based on changes in pricing of various items bought and sold by the Company.

      - Cost and other effects of legal and administrative proceedings, settlements, investigations and claims;

      - Limitations on Covanta's ability to control the development or operation of projects in which Covanta has less than 100% interest;

      - The lack of operating history at development projects provides only a limited basis for management to project the results of future operations.

                                   *   *   *

Contacts:         Investor Relations:
                  -------------------
                  Louis M. Walters, 973-882-7260

                  Media Relations:
                  ----------------
                  Eric Berman, David Lilly
                  Kekst & Company, 212-521-4800

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